UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

May 5, 2006

THE CHILDREN’S INTERNET, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

000-29611 (Commission File Number)		20-1290331 (IRS Employer Identification No.)
5000 Hopyard Road, SUITE 320 Pleasanton, CA 94588 (Address of Principal Executive Offices and zip code)

(925)737-0144
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of The Children’s Internet, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01 Other Matters:

As the Company previously reported, on August 15, 2005, November 15, 2005, and January 3, 2006 that on July 19, 2005 the Securities and Exchange Commission (the ''Commission'') commenced an informal investigation of the Company to determine whether or not any Federal Securities laws were violated. On December 27, 2005, the Company was informed that the Commission had changed the status of the investigation to that of a formal, non-public investigation. On May 1, 2006, the Company was further informed by the San Francisco District Office of the Commission that it is going to ''recommend to the Commission that it authorize the staff to file a civil injunctive action in the United States District Court and/or cease-and-desist proceeding in an administrative action against The Children’s Internet” and its C.E.O., Sholeh Hamedani. The Commission will allege in it’s pleadings that the Company, its C.E.O. and other individuals violated various sections and rules of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Commission ''may seek injunctive relief or a cease and desist order, disgorgement, and civil monetary penalties'' against the Company as well as its C.E.O. being barred from serving as either directors or officers of the Company or of any public company in the future.

The Company believes that they are being investigated by the Commission because of inappropriate legal advice which they received from their attorneys, Oswald & Yap of Irvine California. As a result of an action filed against the Company by Oswald & Yap (the “Firm”) the Company filed a cross-complaint against the firm alleging breach of contract, professional negligence, negligent representation, and breach of good faith and fiduciary duty in the Superior Court of California, County of Orange, Case No. 04CC11623. The principal allegation is that O&Y was retained to assist the Company’s predecessor company in the purchase and acquisition of D.W.C. Installations (“DWC”) with the expectation and representation that DWC had available free-trading shares such that TCI could immediately raise capital on the relevant markets. The company alleges that the Firm failed to properly advise TCI as to the true nature of DWC and its shares which in fact were not free-trading. The Company is seeking damages in an unspecified amount for costs, legal fees and losses incurred. Trial is set in the matter for November 13, 2006 in Department C16 of the Orange County Superior court.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qorus Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Children’s Internet, Inc.

Date: May 5, 2006	By:	/s/ Sholeh Hamedani
Sholeh Hamedani, Chief Executive Officer